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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): October 22, 1999___


                              DOCUMENTUM, INC.
           (exact name of registrant as specified in its charter)

                                   0-27358
                          (Commission file number)




              Delaware                                95-4261421
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

              6801 Koll Center Parkway, Pleasanton, California
                  (Address of principal executive offices)
                                 94566-3145
                                 (Zip Code)

    (Registrant's telephone number, including area code): (925) 600-6800



       (Former Name or Former Address, if Changed Since Last Report):
          5671 Gibraltar Drive, Pleasanton, California, 94588-8547
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Item 4.  Changes in Registrant's Certifying Accountants

     (a) Effective October 22, 1999, Documentum Inc., ("the Company"), with the approval of the Company's audit committee appointed Arthur Andersen LLP as the Company's independent public accountants.
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                                  SIGNATURE


Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                DOCUMENTUM, INC.
                                (Registrant)



Date: October 22, 1999          By:   /s/ Mark S. Garrett
                                   ----------------------
                                Mark S. Garrett
                                Vice President, and Chief Financial Officer
                                (Duly Authorized Officer and Principal Financial
                                Officer)